U.S. SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-A

            FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES ACT OF 1934


                            SHADOW MARKETING INC.
                     ---------------------------
        (Exact name of Registrant as specified in its charter)

                NEVADA                       PENDING
             -------------              ----------------
              (State of                   (IRS Employer
              incorporation               Identification
              or organization             Number)

1823 West 7th Avenue, Suite 210
Vancouver, British Columbia                     V6J 5K5
------------------------------                 ----------
(Address of principal                          (Zip Code)
executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class             Name of each exchange of which
to be so registered             each class is to be registered

  Not Applicable                       Not Applicable
  --------------                       --------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.  [   ]

If this form relates to the registration of a class of securities pursuant to section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

Securities Act registration statement file number to which this form relates:
333-124632 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common stock, par value $0.001
                    ------------------------------

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of securities contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File 333-131168) is incorporated by reference into this registration statement.

ITEM 2.  EXHIBITS

Exhibit
Number             Description

  3.1*            Articles of Incorporation
  3.2*            Bylaws
  5.1*            Legal opinion
 23.1*            Consent of Moen & Company, Chartered Accountants

 * filed as an exhibit to our SB-2 filing dated January 20, 2006

                                 SIGNATURE

 Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                 SHADOW MARKETING INC.

                                 By: /s/ Chris Paterson
                                 ------------------------------
                                 Chris Paterson
                                 Secretary and Treasurer